UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the registrant ☑
Filed by a party other than the registrant 

Check the appropriate box:

	Preliminary proxy statement

	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

	Definitive proxy statement.

☑	Definitive additional materials.

	Soliciting material under Rule 14a-12.

Northern Lights Fund Trust IV
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

☑	No fee required.

	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:
	Fee paid previously with materials.
	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing..

1)	Amount Previously Paid:

1

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

2

Shareholder Name Address 1 Address 2 Address 3 City, State, Zip

SORRY TO BOTHER YOU AGAIN.

May 8, 2025

Dear Shareholder:

We are sorry to have to bother you again. This letter is only being mailed to shareholders of the USA Mutuals Vice Fund (symbol: VICEX) who we have not yet heard from. If you have called the number below since we mailed this letter, thank you. No further action is needed.

If you have not yet called us, please call today to avoid any further delay with the business of the Fund. The call will only take a minute. We can be reached toll-free at 1-800-967-4617.

Thank you in advance for your help.

Morgan Sanders

Chief Marketing Officer

USA Mutuals Advisors, Inc.

INVESTOR ID: [unique EQ identifier prints here]

Shares Owned: